Exhibit 10.2

FOURTH AMENDMENT AGREEMENT, dated as of February 28, 2017 (this “Fourth Amendment Agreement”), between CM FINANCE SPV LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands, as issuer (the “Issuer”); and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, as trustee (in such capacity, together with its permitted successors and assigns in the trusts under the Indenture, the “Trustee”) and, solely as expressly specified in the Indenture, in its individual capacity (the “Bank”).

WHEREAS, the Issuer, the Trustee and the Bank have previously entered into that certain Third Amended and Restated Indenture, dated as of July 20, 2015 (the “Original Indenture”), between the Issuer, the Trustee and the Bank.

WHEREAS, the parties agree that this Fourth Amendment Agreement shall constitute a supplemental indenture for purposes of Article VIII of the Indenture and wish to amend and restate the Original Indenture by entering into this Fourth Amendment Agreement.

WHEREAS, Section 8.2 of the Original Indenture provides that the Original Indenture may be amended for a purpose not permitted under Section 8.1 of the Original Indenture, with the written consent of each Holder and the Collateral Manager.

WHEREAS, the Issuer has requested (i) that, pursuant to and in accordance with the terms and conditions of this Fourth Amendment Agreement, the Trustee agree that the Original Indenture shall be amended and restated in the form of the Fourth Amended and Restated Indenture, dated as of February 28, 2017 (as attached hereto as Exhibit A, the “Indenture”), between the Issuer, the Trustee and the Bank, and (ii) that each Holder and the Collateral Manager consent to such amendment and restatement.

ACCORDINGLY, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Definitions

Capitalized terms used but not defined herein have the respective meanings given to such terms in the Original Indenture.

2.	Amendments

With effect from and including the Effective Date (as defined in Section 3 of this Fourth Amendment Agreement), the Original Indenture shall be amended and restated so that it shall be read and construed as set out in the Indenture attached hereto as Exhibit A.

3.	Conditions Precedent to Effective Date

This Fourth Amendment Agreement shall become effective on and as of the date (the “Effective Date”) on which each of the following conditions precedent shall have been satisfied:

(a)	Fourth Amendment Agreement. This Fourth Amendment Agreement shall have been duly executed and delivered by each party hereto.

(b)	Amendments to Transaction Documents. An amended and restated Collateral Management Agreement (the “Amended CMA”) shall have been duly executed and delivered by each party to the Collateral Management Agreement.

(c)	Representations and Warranties. Each of the representations and warranties contained in the Indenture, this Fourth Amendment Agreement and the Amended CMA is true and correct on and as of the Effective Date with the same force and effect as if made on and as of the Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

(d)	Officer’s Certificates of the Issuer. The Trustee shall have received in form and substance reasonably satisfactory to the Trustee the following Officer’s certificates of the Issuer:

(i)	An Officer’s certificate of the Issuer, dated as of the date hereof, (A) evidencing the authorization of the execution and delivery on behalf of the Issuer of (1) this Fourth Amendment Agreement; (2) the Amended CMA; and (3) such related documents as may be required for the purpose of the transactions contemplated in the Indenture, this Fourth Amendment Agreement and the Amended CMA; and (B) certifying that (1) the copies of the Authorizing Resolution and Constitutive Documents attached thereto are, in each case, a true and complete copy thereof; (2) such authorizations have not been amended or rescinded and are in full force and effect on and as of the date hereof; and (3) the Officers of the Issuer authorized to execute and deliver such documents hold the offices and have the signatures indicated thereon.

(ii)	An Officer’s certificate of the Issuer, dated as of the date hereof, stating that, to the Officer’s knowledge, (A) the Issuer is not in default under the Original Indenture; (B) all conditions precedent provided in the Original Indenture relating to the entry into this Fourth Amendment Agreement and the Indenture have been satisfied or waived; and (C) all of its representations and warranties contained in the Indenture, this Fourth Amendment Agreement and the Amended CMA are true and correct as of the date hereof.

4.	Representations and Warranties; Covenants; other Agreements

(a)	Each party hereto represents and warrants that this Fourth Amendment Agreement has been duly and validly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

(b)	From time to time, each of the parties hereto will promptly execute and deliver all such further instruments, certificates and documents, and take all such further actions as any one of them may deem to be necessary, advisable, convenient or proper to carry out the intent of this Fourth Amendment Agreement and the Indenture.

(c)	For the purposes of this Fourth Amendment Agreement: (i) each of the Trustee, the Collateral Manager and each Holder, by executing and delivering a counterpart of this Fourth Amendment Agreement, hereby waives any right under the Transaction Documents to prior notice of this Fourth Amendment Agreement; (ii) each Holder and the Collateral Manager, by executing and delivering a counterpart of this Fourth Amendment Agreement, hereby provides their written consent to the execution of this Fourth Amendment Agreement and the Amended CMA, by the Trustee and the Issuer (pursuant to, in the case of this Fourth Amendment Agreement, Section 8.2 of the Original Indenture); (iii) each of the Issuer, the Collateral Manager and each Holder, by executing and delivering a counterpart of this Fourth Amendment Agreement, hereby agrees that the execution of this Fourth Amendment Agreement is authorized and permitted by the Original Indenture and that all conditions precedent thereto have been satisfied and that, for all purposes under the Original Indenture (including Section 8.3(b) thereof), the Trustee shall be permitted to rely on this Section 4(c), and shall be fully protected in so relying on this Section 4(c), in lieu of an Opinion of Counsel; and (iv) each of UBS AG, London Branch and CM Finance Inc., as successor to CM Finance LLC, by executing and delivering a counterpart of this Fourth Amendment Agreement, hereby represents that it is the beneficial owner of Notes having an aggregate principal amount as indicated below:

Holder	Aggregate Principal Amount of Class A Notes
UBS AG, London Branch
CM Finance Inc.

5.	Miscellaneous

(a)	Successors and Assigns. This Fourth Amendment Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No person or entity other than the parties hereto and their respective successors and permitted assigns shall have any rights under this Fourth Amendment Agreement.

(b)	Entire Agreement. This Fourth Amendment Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings (except as otherwise provided herein) with respect thereto.

(c)	Headings. The headings used in this Fourth Amendment Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Fourth Amendment Agreement.

(d)	Governing Law. This Fourth Amendment Agreement shall be construed in accordance with, and this Fourth Amendment Agreement and any matters arising out of or relating in any way whatsoever to this Fourth Amendment Agreement (whether in contract, tort or otherwise) shall be governed by, the law of the State of New York.

(e)	Jurisdiction. With respect to any suit, action or proceedings relating to this Fourth Amendment Agreement or any matter between the parties arising under or in connection with this Fourth Amendment Agreement (“Proceedings”), each party irrevocably: (i) submits to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and the United States District Court for the Southern District of New York, and any appellate court from any thereof; and (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party. Nothing in this Fourth Amendment Agreement precludes any party from bringing Proceedings in any other jurisdiction, nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(f)	Waiver of Jury Trial Right. EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDINGS. Each party hereby (a) certifies that no representative, agent or attorney of any other has represented, expressly or otherwise, that such other would not, in the event of a Proceeding, seek to enforce the foregoing waiver; and (b) acknowledges that it has been induced to enter into this Fourth Amendment Agreement by, among other things, the mutual waivers and certifications in this paragraph.

(g)	Counterparts. This Fourth Amendment Agreement (and each amendment, modification and waiver in respect of this Fourth Amendment Agreement) may be executed and delivered in any number of counterparts (including by e-mail (PDF) or facsimile), each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument, and each of the parties hereto may execute this Fourth Amendment Agreement by signing any such counterpart. Delivery of an executed counterpart of this Fourth Amendment Agreement by e-mail (PDF) or facsimile shall be deemed to constitute due and sufficient delivery of such counterpart.

(h)

Severability. If any term, provision, covenant or condition of this Fourth Amendment Agreement, or the application thereof to any party hereto or any circumstance, is held to be unenforceable, invalid or illegal (in whole or in part) for any reason (in any relevant jurisdiction), the remaining terms, provisions, covenants and conditions of this Fourth Amendment Agreement, modified by the deletion of the unenforceable, invalid or illegal portion (in any relevant jurisdiction), will continue in full force and effect, and such unenforceability, invalidity, or illegality will not otherwise affect the enforceability, validity or legality of the remaining terms, provisions, covenants and conditions of this Fourth Amendment Agreement, so long as this Fourth Amendment Agreement, as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the deletion of such portion of this Fourth Amendment Agreement, will not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment Agreement to be duly executed and delivered by their respective signatories thereunto duly authorized as of the date first written above.

CM FINANCE SPV LTD.,
as Issuer

By:
Name:
Title:

STATE STREET BANK AND TRUST COMPANY, as Trustee and as Bank

By:
Name:
Title:

CM INVESTMENT PARTNERS LLC (as successor to CM Investment Partners, L.P.), as Collateral Manager

By: MMCMIP LLC, as Managing Member

By:
Name:
Title:	MMCMIP Designee

UBS AG, LONDON BRANCH, as Holder of Notes

By:
Name:
Title:

By:
Name:
Title:

Fourth Amendment Agreement

CM FINANCE INC. (as successor by merger to CM FINANCE LLC), as Holder of Notes

By:
Name:
Title:

Fourth Amendment Agreement

EXHIBIT A

FOURTH AMENDED AND RESTATED INDENTURE

Exhibit A